Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allen Ronald DeSerranno, the CEO and CFO of B-Scada, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of B-Scada, Inc. on Form 10-K for the year ended October 31, 2012 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of B-Scada, Inc.

Date: January 28, 2013

By: /s/ Allen Ronald DeSerranno

Allen Ronald DeSerranno

Chief Executive Officer/Chief Financial Officer